UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): October 1, 2007
                          (Date of earliest event reported)

                          Morgan Stanley ABS Capital I Inc.
        (as Depositor under the Pooling and Servicing Agreement, dated as January 1, 2007, providing for the issuance of Mortgage Pass-Through
                              Certificates, Series 2007-HE1)
                (Exact name of Registrant as specified in its Charter)

                                       New York
                     (State or Other Jurisdiction of Incorporation)

                                    333-130694-17
                               (Commission File Number)

                          Pooling Tier Remic 1 20-8308302
                          Pooling Tier Remic 2 20-8308348
                            Lower Tier Remic 20-8308396
                            Upper Tier Remic 20-8308431
                             Class X REMIC 20-8308474
                             Grantor Trust 20-7242242
                       (I.R.S. Employer Identification No.)


               Care of Deutsche Bank National Trust Company as Trustee
                    1761 East St. Andrew Place, Santa Ana CA
                   (Address of principal executive offices)

                                        92705
                                      (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 761-4000

                                         NONE
            (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


     Item 8.01  Other Events

     Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. and Banc of America Securities LLC, has acquired ABN AMRO North America Holding Company, parent company of LaSalle Bank Corporation and LaSalle Bank National Association, the custodian under the Pooling and Servicing Agreement, dated as of January 1, 2007, providing for the issuance of Mortgage Pass-Through Certificates, Series 2007-HE1, from ABN AMRO Bank N.V..

     Item 9.01 Financial Statements and Exhibits

     None.



                                    Signatures

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

          Date:  October 4, 2007         Morgan Stanley ABS Capital I Inc.
                                           (Depositor)


                                           /s/ Steven Shapiro
                                           Name: Steven Shapiro
                                           Title: Vice President